FIRST AMENDMENT

                                            TO

                                AGREEMENT FOR FACILITIES LEASE

                                         between

                                  BRAZOS RIVER LEASING L.P.
                                            and
                     DIAMOND SHAMROCK REPINING AND MARKETING COMPANY

                                Dated as of June 1, 1994










This First Amendment to Agreement for Facilities Lease has been manually executed in 12 counterparts, numbered consecutively from 1 through 12, of which this is No. 4. To the extent, if any, that this First Amendment to Agreement for Facilities Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this First Amendment to Agreement for Facilities Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

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                   FIRST AMENDMENT TO AGREEMENT FOR FACILITIES LEASE

     This First Amendment to Agreement for Facilities Lease is made and entered into as of June 1, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                                   W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into an Agreement for Facilities Lease, dated as of October 30, 1992 (the "Agreement for Facilities Lease"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Agreement for Facilities Lease to extend the acquisition period, to increase the permitted expenditure amount for Facilities and to otherwise set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility acquired by Brazos under the Agreement for Facilities Lease.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Agreement for Facilities Lease is hereby amended as follows:

     1. Section 3.06 of the Agreement for Facilities Lease is hereby amended by deleting in subsection (i) in Section 3.06, the reference to "two years" and inserting in lieu thereof "four years".

     2. Section 2.02 of the Agreement for Facilities Lease is hereby amended by deleting the reference to "$900,000" and inserting in lieu thereof "$1,200,000."

     3. Brazos and Diamond Shamrock R & M agree that this First Amendment to Agreement for Facilities Lease shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of the Third Amendment and Modification Agreement by the necessary parties under the Credit Agreement.

     4. Defined terms used in this First Amendment to Agreement for Facilities Lease and not otherwise defined herein have the meanings ascribed to those terms in the Agreement for Facilities Lease.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this First Amendment to Agreement for Facilities Lease to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                      BRAZOS RIVER LEASING L.P.

                                      By:  Headwater Investments L.P.,
                                           its General Partner

                                           By:  Headwater Holdings  Inc.,
                                                   its General Partner


                                                By: /S/ GREGORY C. GREENE
                                                   President




                                      DIAMOND SHAMROCK REFINING
                                           AND MARKETING COMPANY



                                      By: /S/ R.C. BECKER
                                              Vice President and
                                               Treasurer